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                                                                      EXHIBIT 21
                          HILLENBRAND INDUSTRIES, INC.
                         SUBSIDIARIES OF THE REGISTRANT

     All subsidiaries of the Company as of November 17, 2006 are wholly-owned Indiana corporations, unless otherwise noted.

       Batesville Services, Inc.
       Hill-Rom, Inc.
       The Acorn Development Group, Inc.
       Sycamore Insurance Company Limited, a South Carolina corporation

       Subsidiaries of Batesville Services, Inc.
          Batesville Casket Company, Inc.
          Batesville Casket Co. South Africa Pty, Ltd., a South Africa corporation
          Batesville International Corporation
          Batesville Logistics, Inc.
          Batesville Manufacturing, Inc.
          Batesville Casket de Mexico, S.A. de C.V., a Mexican corporation Green Tree Manufacturing, Inc.
          MCP, Inc.
          Modern Wood Products, Inc.
          WCP, Inc.
          Trinity Casket Company, Inc., an Alabama corporation

       Subsidiary of Batesville Casket Company, Inc.
          North Star Industries, LLC

       Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
          Industrias Arga, S.A. de C.V., a Mexican corporation

       Subsidiaries of Hill-Rom, Inc.
          Hill-Rom Company, Inc.
          Advanced Respiratory, Inc., a Minnesota corporation
          Allen Medical Systems, Inc.
          MEDIQ, Incorporated, a Delaware corporation

       Subsidiaries of Hill-Rom Company, Inc.
          NaviCare Systems, LLC
          Hill-Rom International, Inc.
          Hill-Rom Manufacturing, Inc., a Delaware corporation
          MEDIQ/PRN Life Support Services, LLC, a Delaware limited liability company

       Subsidiaries of Hill-Rom International Inc.
          Hill-Rom Australia Pty, Ltd, an Australian corporation
          Hill-Rom Asia Limited, a Hong-Kong corporation

       Subsidiaries of Hill-Rom Australia Pty, Ltd.
          Medicraft Manufacturing Pty. Ltd
          Medicraft Australia Pty. Ltd

       Jointly owned by Medicraft Manufacturing Pty, Ltd and Medicraft Australia Pty. Ltd.
          Medicraft Australia Unit Trust

       Subsidiary of Hill-Rom Asia Limited
          Hill-Rom Business Services Co., LTD, a Hong-Kong corporation

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       Subsidiary of Hill-Rom Manufacturing Inc.
          Hill-Rom Services, Inc., a Delaware corporation

       Subsidiary of Hill-Rom Services, Inc.
          Hill-Rom SARL, a French corporation

       Subsidiary of Allen Medical Systems, Inc.
          AMATECH Corporation

       Jointly owned subsidiary of Hill-Rom Services, Inc. and Hill-Rom, Inc.
          Hill-Rom International B.V., a Netherlands corporation

       Subsidiaries of Hill-Rom International B.V.
          Hill-Rom B.V., a Netherlands corporation
          Hill-Rom Ltd., a United Kingdom corporation
          Hillrom S.A., a Switzerland corporation
          Hill-Rom Austria GmbH, an Austrian corporation

       Subsidiary of Hill-Rom B.V.
          Hill-Rom Finland, a Finland Corporation

       Subsidiaries of Hill-Rom, Ltd. (UK)
          Hill-Rom (UK), Ltd., a United Kingdom corporation
          Batesville Casket UK, Ltd., a United Kingdom corporation

       Jointly owned subsidiary of Hill-Rom International B.V. and Hill-Rom Services, Inc.
          Hill-Rom GmbH, a German corporation

       Subsidiaries of Hill-Rom SARL
          Hill-Rom Industries SA, a French corporation
          Hill-Rom, S.p.A, an Italian corporation
          Hill-Rom SAS, a French corporation
          SCI Le Couviour Immoblier, a French corporation
          Hill-Rom Iberia S.L., a Spanish corporation
          Hill-Rom AB, a Swedish corporation

       Jointly owned by Hill-Rom SARL and Hill-Rom SAS
          Hill-Rom sro, a Czech Republic corporation

       Jointly owned subsidiary of Batesville International Corporation, Hill-Rom, Inc., Hill-Rom Manufacturing, Inc. and Hill-Rom Company, Inc.
          Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation

       Jointly owned by Green Tree Manufacturing, Inc. and
       Modern Wood Products, Inc.
          Global Products Co, Inc., S.A. de C.V., a Mexican corporation

       Jointly owned by MCP, Inc. and WCP, Inc.
          NADCO, S.A. de C.V., a Mexican corporation

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